UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

ARCLIGHT CLEAN TRANSITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-248625	98-1551379
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Clarendon Street, 55th Floor Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 531-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ACTCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ACTC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ACTCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 22, 2020, the Registration Statement on Form S-1 (File No. 333-248625) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of ArcLight Clean Transition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On September 25, 2020, the Company consummated the IPO of 25,000,000 units (the “Units”).

In connection with the IPO, the Company granted the underwriters (as defined below) a 45-day option to purchase up to an additional 3,750,000 Units at the initial public offering price to cover over-allotments, if any (the “over-allotment option”). On September 25, 2020, the underwriters exercised their over-allotment option with respect to an additional 2,750,000 units. The purchase of the units related to this exercise of the overallotment option is expected to be consummated on September 29, 2020.

Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $250,000,000. The Units to be sold pursuant to the exercise of the over-allotment option will also be sold at $10.00 per unit, generating an additional $27,500,000 of gross proceeds.

Further, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated September 22, 2020, between the Company and Citigroup Global Markets Inc. and Barclays Capital Inc. (the “underwriters”) who served as underwriters to in the IPO, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	a Private Placement Warrants Purchase Agreement, dated September 22, 2020, between the Company and ArcLight CTC Holdings, L.P. (the “Sponsor”), pursuant to which the Sponsor purchased 7,750,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

●	a Warrant Agreement, dated September 25, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated September 25, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Shareholder Rights Agreement, dated September 25, 2020, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	Letter Agreement, dated September 25, 2020, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company's initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company's securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to (i) enter into a definitive agreement regarding an initial business combination or (ii) or issue any equity securities of the Company prior to an initial Business Combination, in each case without the prior consent of the Sponsor; and

●	an Administrative Services Agreement, dated September 25, 2020, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 4.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 7,000,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $7,000,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement. In connection with the partial exercise of the over-allotment option, on September 29, 2020, the Company expects to issue and sell to the Sponsor an additional 550,000 Private Placement Warrants at a price of $1.00 per private Placement Warrant, generating additional gross proceeds of $550,000, on terms identical to the Private Placement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On September 22, 2020 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association are filed herewith as Exhibit 3.1 and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibits
1.1	Underwriting Agreement between the Company and Citigroup Global Markets Inc. and Barclays Capital Inc.
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor
10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.3	Registration and Shareholder Rights Agreement among the Company, the Sponsor and certain other equityholders named therein
10.4	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors
10.5	Administrative Services Agreement between the Company and the Sponsor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2020

ARCLIGHT CLEAN TRANSITION CORP.

By:	/s/ John F. Erhard
Name:	John F. Erhard
Title:	President and Chief Executive Officer

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